UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2005

Aspect Medical Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-24663	04-2985553

(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

141 Needham Street
Newton, Massachusetts		02464-1505

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 559-7000

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement
Item 8.01 – Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-10.1 Amendment No. 1 to the OEM Product Development Agreement
Ex-99.1 Press Release, dated January 31, 2005

Item 1.01 – Entry into a Material Definitive Agreement

     On January 31, 2005, Aspect Medical Systems, Inc. (the “Company”) and Boston Scientific Corporation entered into Amendment No. 1 (the “Amendment”) to the OEM Product Development Agreement by and between the Company and Boston Scientific Corporation dated as of August 7, 2002 (the “OEM Agreement”). The Amendment extends (i) the term during which the Company will work exclusively with Boston Scientific Corporation to develop certain sedation management technology from December 31, 2004 to December 31, 2006, (ii) the term during which Boston Scientific Corporation may exercise its option to distribute certain products developed by the Company for monitoring patients under sedation in a range of medical specialties from December 31, 2004 to December 31, 2006 (the “Distribution Option”), (iii) the term during which Boston Scientific Corporation may serve as distributor upon exercise of the Distribution Option from December 31, 2012 to December 31, 2014 (the “Distribution Term”) and (iv) the term of the OEM Product Development Agreement to December 31, 2014.

     In addition, the OEM Agreement provided that, in the event the Company did not make available certain products developed by the Company for distribution by Boston Scientific Corporation prior to June 30, 2004 (“Technology Delivery Date”), the Distribution Term would be extended by a period equal to the number of days between June 30, 2004 and the date the Company delivered such Company developed technology to Boston Scientific Corporation. Pursuant to the terms of the Amendment, the Technology Delivery Date is June 30, 2006.

     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1. The Amendment is incorporated herein by reference.

     As of January 30, 2005, Boston Scientific held approximately 4,985,730 shares of the Company’s common stock, which represents approximately 23.9% of the shares outstanding on such date.

Item 8.01 – Other Events

     The Company issued a press release on January 31, 2005 announcing the Amendment. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the description set forth under “Item 1.01 Entry into a Material Definitive Agreement,” is incorporated into this Item 8.01 by reference.

Item 9.01 — Financial Statements and Exhibits

(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT MEDICAL SYSTEMS, INC.
Date: February 4, 2005	By:	/s/ Nassib G. Chamoun
Nassib G. Chamoun
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Amendment No. 1 to the OEM Product Development Agreement by and between Aspect Medical Systems, Inc. and Boston Scientific Corporation dated as of January 31, 2005

Exhibit 99.1	Press Release, dated January 31, 2005